Exhibit 24.01




                             POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The Travelers Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Travelers Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 22, 1995.




                                                   /s/ C. Michael Armstrong
                                                   ------------------------
                                                       C. Michael Armstrong

                             POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The Travelers Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Travelers Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 22, 1995.




                                                     /s/ Kenneth J. Bialkin
                                                     ----------------------
                                                         Kenneth J. Bialkin

                             POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The Travelers Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Travelers Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 22, 1995.




                                                         /s/ Edward H. Budd
                                                         ------------------
                                                             Edward H. Budd

                             POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The Travelers Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Travelers Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 22, 1995.




                                                /s/ Joseph A. Califano, Jr.
                                                ---------------------------
                                                    Joseph A. Califano, Jr.

                             POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The Travelers Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Travelers Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 22, 1995.




                                                    /s/ Douglas D. Danforth
                                                    -----------------------
                                                        Douglas D. Danforth

                             POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The Travelers Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Travelers Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 22, 1995.




                                                      /s/ Robert F. Daniell
                                                      ---------------------
                                                          Robert F. Daniell

                             POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The Travelers Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Travelers Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 22, 1995.




                                                    /s/ Leslie B. Disharoon
                                                    -----------------------
                                                        Leslie B. Disharoon

                             POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The Travelers Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Travelers Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 22, 1995.




                                                    /s/ Robert F. Greenhill
                                                    -----------------------
                                                        Robert F. Greenhill

                             POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The Travelers Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Travelers Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 22, 1995.




                                                      /s/ Ann Dibble Jordan
                                                      ---------------------
                                                          Ann Dibble Jordan

                             POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The Travelers Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Travelers Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 22, 1995.




                                                         /s/ Robert I. Lipp
                                                         ------------------
                                                             Robert I. Lipp

                             POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The Travelers Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Travelers Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 22, 1995.




                                                        /s/ Dudley C. Mecum
                                                        -------------------
                                                            Dudley C. Mecum

                             POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The Travelers Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Travelers Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 22, 1995.




                                                     /s/ Andrall E. Pearson
                                                     ----------------------
                                                         Andrall E. Pearson

                             POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The Travelers Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Travelers Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 22, 1995.




                                                         /s/ Frank J. Tasco
                                                         ------------------
                                                             Frank J. Tasco

                             POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The Travelers Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Travelers Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 22, 1995.




                                                  /s/ Joseph R. Wright, Jr.
                                                  -------------------------
                                                      Joseph R. Wright, Jr.

                             POWER OF ATTORNEY




     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a director of The Travelers Inc., a Delaware corporation, do hereby constitute and appoint Sanford I. Weill, James Dimon, and Charles O. Prince, III, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to sign my name to an Annual Report on Form 10-K of The Travelers Inc. for the fiscal year ended December 31, 1994, and all amendments thereto, and to file, or cause to be filed, the same with all exhibits thereto (including this power of attorney), and other documents in connection therewith with the Securities and Exchange Commission, provided that such Annual Report on Form 10-K in final form, and any amendment or amendments thereto and such other documents, be approved by said attorneys-in-fact, or by any one of them; and I do hereby grant unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in or about the premises, as fully and to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have subscribed these presents as of March 22, 1995.




                                                          /s/ Arthur Zankel
                                                          -----------------
                                                              Arthur Zankel